    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 11, 1996

                                                      1933 Act File No. 33-96108
                                                       1940 Act File No. 814-180
================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------

                               AMENDMENT NO. 1 TO
                                    FORM N-2

         [ ]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         [x]     Pre Effective Amendment No. 1
         [ ]     Post-Effective Amendment No._
         [ ]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         [x]     Amendment No. 1

                         SHERRY LANE GROWTH FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                320 SOUTH BOSTON
                                   SUITE 1000
                          TULSA, OKLAHOMA  74103-3703
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

     (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (918) 584-7272)

                                 BARRY M. DAVIS
                       SHERRY LANE CAPITAL ADVISORS, INC.
                          320 SOUTH BOSTON, SUITE 1000
                          TULSA, OKLAHOMA  74103-3703

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                                 William G. Lee
                             Vinson & Elkins L.L.P.
                         1001 Fannin Street, Suite 2300
                           Houston, Texas  77002-6760

                           ---------------------------

         Approximate date of proposed public offering: As soon as possible after this registration statement becomes effective.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [x]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================

                                                          Proposed       Proposed Maximum
                                                           Maximum           Aggregate
        Title of Securities           Amount Being     Offering Price     Offering Price        Amount of
         Being Registered              Registered       Per Share (1)           (1)          Registration Fee
---------------------------------------------------------------------------------------------------------------
 Common Stock, $.01 par value
 per share . . . . . . . . . . .        5,000,000           $10.00          $50,000,000          $18,242

================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(a).

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                         SHERRY LANE GROWTH FUND, INC.

                                    FORM N-2
                             CROSS-REFERENCE SHEET


      PART A
   ITEM NUMBER                     CAPTION                                   PROSPECTUS CAPTION
   -----------                     -------                                   ------------------
          1        Outside Front Cover                       Outside Front Cover of Prospectus

          2        Inside Front and Outside                  Inside Front Cover and Outside Back Cover Page of
                   Back Cover Page                           Prospectus

          3        Fee Table and Synopsis                    Fee Table

          4        Financial Highlights                      Not Applicable

          5        Plan of Distribution                      Outside Front Cover; Plan of Distribution

          6        Selling Shareholders                      Not Applicable

          7        Use of Proceeds                           Use of Proceeds; Investment Objectives and
                                                             Policies

          8        General Description of Registrant         The Company; Investment Objectives and Policies

          9        Management                                Management; Prior Investment Funds

         10        Capital Stock, Long Term                  Description of Capital Stock
                   Debt and Other Securities

         11        Defaults and Arrears on Senior            Not Applicable
                   Securities

         12        Legal Proceedings                         Not Applicable

         13        Table of Contents of the Statement of     Not Applicable
                   Additional Information


      PART B
   ITEM NUMBER                     CAPTION                                   PROSPECTUS CAPTION
   -----------                     -------                                   ------------------
         14        Cover Page                                Cover Page

         15        Table of Contents                         Outside Back Cover

         16        General Information and History           The Company

         17        Investment Objectives and Policies        Investment Objectives and Policies

         18        Management                                Management

         19        Control Persons and Principal Holders     The Company
                   of Securities

         20        Investment Advisory and Other Services    The Investment Advisory Agreement

         21        Brokerage Allocation and Other            The Company
                   Practices

         22        Tax Status                                Federal Income Tax Matters

         23        Financial Statements                      Financial Statements

********************************************************************************
* Information contained herein is subject to completion or amendment. A        *
* registration statement relating to these securities has been filed with the  *
* Securities and Exchange Commission. These securities may not be sold nor may *
* offers to buy be accepted prior to the time the registration statement       *
* becomes effective. This prospectus shall not constitute an offer to sell or  *
* the solicitation of an offer to buy nor shall there be any sale of these     *
* securities in any State in which such offer, solicitation or sale would be   *
* unlawful prior to registration or qualification under the securities laws    *
* of any such State.                                                           *
********************************************************************************

                SUBJECT TO COMPLETION, DATED JANUARY 11, 1996

PROSPECTUS

                              5,000,000 SHARES
                        SHERRY LANE GROWTH FUND, INC.
                                COMMON STOCK

        All of the 5,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), offered hereby are being offered by Sherry Lane Growth Fund, Inc., a newly organized Delaware corporation (the "Company"). The Company is a closed-end, non-diversified investment company which has elected to be treated as a business development company (a "Business Development Company") under the Investment Company Act of 1940 (the "Investment Company Act"). Sherry Lane Capital Advisors, Inc. (the "Investment Adviser"), a registered investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act"), will act as administrator and adviser to the Company.

        The Company's principal objective is the realization of long-term capital appreciation on its investments in portfolio companies. In addition, the Company will seek to structure its investments to provide an element of current income through interest, dividends and fees whenever feasible in light of market conditions and the cash flow characteristics of its portfolio companies. The Company will distribute 90% of its investment company taxable income (net investment income from interest and dividends and net short-term capital gains) to stockholders on a quarterly basis. The Company may choose to distribute long term capital gains, or to retain such gains, net of applicable taxes, to supplement equity capital and to support growth in its portfolio.

        THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE COMPANY'S LACK OF PRIOR OPERATING HISTORY, THE RISKY NATURE OF THE COMPANY'S INVESTMENTS, LIMITED LIQUIDITY OF THE COMPANY'S INVESTMENTS, UNCERTAINTY REGARDING THE VALUE OF THE COMPANY'S INVESTMENTS AND UNCERTAINTY REGARDING THE PUBLIC TRADING MARKET FOR THE COMMON STOCK. PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR THE COMMON STOCK, AND THERE CAN BE NO ASSURANCE THAT ANY SUCH MARKET WILL DEVELOP. TRANSFERS WILL BE RESTRICTED DURING AND FOR SIX MONTHS FOLLOWING THE FIRST SALE OF COMMON STOCK IN THIS OFFERING. THEREAFTER, THE COMPANY MAY SEEK TO HAVE THE COMMON STOCK LISTED OR QUOTED ON A NATIONAL STOCK EXCHANGE OR ON THE NASDAQ STOCK MARKET. SHARES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST FREQUENTLY TRADED AT DISCOUNTS FROM THEIR NET ASSET VALUES AND INITIAL OFFERING PRICES. THE RISK OF LOSS ASSOCIATED WITH THIS CHARACTERISTIC OF CLOSED-END INVESTMENT COMPANIES MAY BE GREATER FOR INVESTORS EXPECTING TO SELL SHARES OF COMMON STOCK PURCHASED IN THIS OFFERING SOON AFTER THE COMPLETION OF THIS OFFERING. SEE "RISK FACTORS" ON PAGE 6 FOR CERTAIN INFORMATION THAT SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF COMMON
STOCK.

        This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. This Prospectus should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. See "Additional Information."
                                  __________

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
               ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.

=========================================================================================================
                                    Price to                                               Proceeds to
                                   Public (1)                   Sales Load                Company (1)(2)

Per Share . . . . . . . . .        $     10.00                  $     .725                 $     9.275
Total Minimum(1)  . . . . .        $15,000,000                  $1,087,500                 $13,912,500
Total Maximum . . . . . . .        $50,000,000                  $3,625,000                 $46,375,000
=========================================================================================================

(1) The Price to Public per share will be $9.85 for each investor who purchases a minimum of 50,000 shares in the offering. The shares are offered on a best efforts basis. The offering terminates on May 31, 1996, provided the Company and the Principal Underwriter may agree to extend the offering until December 31, 1996. Subscriptions will be placed in escrow with Merchants Bank of New York, New York, New York, pending attainment of the minimum offering. See "Plan of Distribution."

(2) The Sales Load will be $.575 for sales to each investor who purchases a minimum of 50,000 shares in the offering. Before deducting organizational and other expenses of the offering estimated to be $250,000.

        The Common Stock is offered by RAS Securities Corp. (the "Principal Underwriter") and by other members of the NASD authorized as selling agents (collectively, the "Broker/Dealers"). The Common Stock is offered when, as and if delivered to and accepted by the Principal Underwriter and subject to the approval of certain legal matters by counsel and to certain other conditions. The Principal Underwriter reserves the right to withdraw, cancel or modify the offering and to reject any order in whole or in part. Share certificates will be delivered on or about 30 days after subscription acceptance and upon release of escrow funds. The Company has agreed to indemnify the Principal Underwriter against certain liabilities, including liabilities under the Securities Act of 1933. For information regarding these matters see "Plan of Distribution."

                             RAS SECURITIES CORP.
_____________, 1996

                             ADDITIONAL INFORMATION

         The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-2 (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act"), and the Investment Company Act with respect to the shares of Common Stock offered by this Prospectus. This Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to the Company and the Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto.

         The Registration Statement and the exhibits and schedules thereto filed with the Commission may be inspected, without charge, at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

         The Company will furnish to its stockholders annual reports containing audited financial statements, quarterly unaudited statements and such other periodic reports as it may determine to furnish or as may be required by law.

         IN CONNECTION WITH THIS OFFERING, THE PRINCIPAL UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE COMMON STOCK AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.


                   [INSERT REQUIRED BLUE SKY LEGENDS, IF ANY]

                               PROSPECTUS SUMMARY

         The following is a summary of certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein. Each prospective investor is urged to read this Prospectus in its entirety.

                                  THE COMPANY

         Sherry Lane Growth Fund, Inc. (the "Company") is a closed-end, non-diversified investment company which has been formed primarily to invest in the equity and equity-linked debt securities of small to medium-sized companies. It is expected that the securities in which the Company invests will include common stock, preferred stock, convertible debt securities, warrants and options. It is expected that most of the Company's investments will be in small to medium-sized companies with total assets and annual sales under $100,000,000. It is expected that most of these companies will be privately owned and may have very limited operating history. The Company's principal objective is the realization of long-term capital appreciation on its investments in portfolio companies. In addition, the Company will seek to structure its investments to provide an element of current income through interest, dividends and other fees whenever feasible in light of market conditions and the cash flow characteristics of its portfolio companies. The Company will locate investment opportunities primarily through referrals from finance and other professionals, business executives and entrepreneurs known to the Company's management from prior business, investment and professional relationships. The Company will offer managerial assistance to its portfolio companies. See "The Company."

         The Company's main criterion for the selection of portfolio companies is the potential for above average long-term growth in sales, earnings and enterprise value. The Company will consider a number of factors in evaluating prospective investments in portfolio companies including, among others, the quality, depth and experience of management; the existence of potentially large unfulfilled markets for the portfolio companies' products and services; the nature of the portfolio companies' products and services, with a strong preference for proprietary characteristics that create barriers to competition; and the structure, price and terms of investments in the portfolio companies. The Company will focus particular attention on industries that it considers to be good candidates for successful consolidation. The Company will also favor investments in companies that it believes can achieve the necessary size, profitability and management depth and sophistication to become public companies. See "Investment Objectives and Policies."

         The Company has elected to be treated as a Business Development Company under the Investment Company Act. As such, the Company must distribute 90% of its investment company taxable income (net investment income from interest and dividends and net short-term capital gains) to stockholders on a quarterly basis. The Company may choose to distribute long-term capital gains, or to retain such gains, net of applicable taxes, to supplement equity capital and to support growth in its portfolio. See "Federal Income Tax Matters."

         The Company's Certificate of Incorporation provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms. Under Delaware law, in the case of a corporation having a classified board, stockholders may remove a director only for cause. As a result, the stockholders will be unable in the absence of having cause to remove the incumbent directors and simultaneously gain control of the Board of Directors by filling the vacancies created by such removal with new nominees. See "Management."

         Sherry Lane Capital Advisors, Inc., based in Tulsa, Oklahoma, with a branch office in Houston, Texas, will serve as the Investment Adviser. It will be responsible, on a day-to-day basis, for the selection and supervision of portfolio investments and for management of the Company's records and financial reporting requirements. The Company will pay the Investment Adviser an annual management fee of 2.0% of the Company's net asset value, payable quarterly. In addition, the Company will pay the Investment Adviser an incentive fee of 20% of net realized capital gains after adjusting for any net unrealized depreciation. See "The Investment Advisory Agreement."

         The Company was incorporated in Delaware on July 24, 1995. Its principal office is located at 320 South Boston, Suite 1000, Tulsa, Oklahoma 74103-3703 and its telephone number is (918) 584-7272.

                                  THE OFFERING


COMMON STOCK OFFERED
BY THE COMPANY  . . . . . . . . . . . . . . .    5,000,000 shares

INVESTMENT
PER INVESTOR . . . . . . . . . . . . . . . .     Minimum of 500 shares and greater purchases in 100 share
                                                 increments.
COMMON STOCK TO BE OUTSTANDING
AFTER THE OFFERING . . . . . . . . . . . . .     5,002,000 shares.  See "Description of Capital Stock."

USE OF PROCEEDS  . . . . . . . . . . . . . .     To  make investments in accordance with the Company's
                                                 investment policies and objectives.  See "Use of Proceeds."

OFFERING TERMINATION . . . . . . . . . . . .     The offering will terminate on May 31, 1996, provided that the Company and the Principal Underwriter may agree to
                                                 extend the offering from time to time until December 31,
                                                 1996.  See "Plan of Distribution."

DISTRIBUTIONS . . . . . . . . . . . . . . . .    The Company intends to distribute quarterly to its
                                                 stockholders 90% of its investment company taxable income
                                                 (net investment income from interest and dividends and net short-term capital gains).  See "Federal Income Tax
                                                 Matters."

REINVESTMENT PLAN . . . . . . . . . . . . . .    All cash distributions to stockholders will be reinvested
                                                 automatically under the Company's Dividend Reinvestment and
                                                 Cash Purchase Plan (the "Reinvestment Plan")in additional
                                                 whole and fractional shares of Common Stock unless a
                                                 stockholder or its representative elects to receive cash.
                                                 See "Dividend Reinvestment Plan" and "Federal Income Tax
                                                 Matters."

LEVERAGE AND BORROWING  . . . . . . . . . . .    The Company does not intend to use borrowed funds to make
                                                 investments.  However, the Company may borrow on a short
                                                 term basis against maturities of other investments for
                                                 purposes of meeting short term cash needs.  Also, it may
                                                 borrow funds from time to time at quarter end solely in
                                                 order to maintain sufficient cash assets necessary to meet the diversification requirements of a regulated investment company.  See "Investment and Objectives Policies."

RISK FACTORS  . . . . . . . . . . . . . . . .    The securities offered hereby involve a high degree of risk including, but not limited to, the Company's lack of prior operating history; the risky nature of the Company's
                                                 investments; limited liquidity of the Company's portfolio
                                                 investments; competition for investments; and risks
                                                 relating to regulation, conflicts of interest and a limited public market for Common Stock of the Company.  See "Risk
                                                 Factors."

                               FEES AND EXPENSES

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.


         SALES LOAD (AS A PERCENTAGE OF OFFERING PRICE)(1)

         Underwriting Discount   . . . . . . . . . . . . . . . . . .  6.75%
         Principal Underwriter non-accountable expense allowance . .  0.50%
                                                                      -----
             Total   . . . . . . . . . . . . . . . . . . . . . . . .  7.25%
                                                                      =====

         ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSET VALUE)

         Management fees(2)  . . . . . . . . . . . . . . . . . . . .  2.00%
         Other expenses(3)   . . . . . . . . . . . . . . . . . . . .  0.50%
                                                                      -----
             Total   . . . . . . . . . . . . . . . . . . . . . . . .  2.50%
                                                                      =====

______________________________
(1) Not including the organizational and other expenses of this offering, which are estimated to be $250,000. In addition, the selling commissions will be 3.75% for sales to each investor who purchases a minimum of __________ shares in the offering, resulting in total stockholder transaction expenses of 5.75% for sales to each such investor.

(2) Management fees represent the Investment Adviser's operating expenses and consist primarily of compensation and employee benefits, travel and marketing expenses, rent and other similar expenses. See "The Company - Expenses of the Company."

(3) Includes estimated accounting, legal, stockholder relations, transfer agent, stock record and custodian expenses and directors' fees and assumes that 5,000,000 shares of Common Stock are sold in this offering. Not including the Investment Adviser's 20% management incentive fee on net realized capital gains. See "The Investment Advisory Agreement," "The Company - Expenses of the Company" and "Management."

EXAMPLE

         The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no additional leverage and are based upon payment by an investor of a 7.25% sales load and payment by the Company of operating expenses at the levels set forth in the table above.

                                                                            1 year      3 years     5 years    10 years
                                                                            ------      -------     -------    --------
    You would pay the following expenses on a $1,000
    investment, assuming a 5.0% annual return . . . . . . . . . . . . . . .  $95         $145        $200        $334

         This example should not be considered a representation of the future expenses of the Company, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5.0% annual return, the Company's performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares purchased by the Reinvestment Plan administrator at the market price in effect at the time, which may be at, above or below net asset value. See "Dividend Reinvestment Plan."

                                  RISK FACTORS

         The purchase of the shares offered by this Prospectus involves a number of significant risks. As a result, there can be no assurance that the Company will achieve its investment objectives. In addition to the other information contained in this Prospectus, the following risk factors should be carefully considered in evaluating an investment in the Common Stock.

LACK OF OPERATING HISTORY; DEPENDENCE UPON INVESTMENT ADVISER

         The Company has recently been organized to make investments in portfolio companies selected by the Investment Adviser. While Barry M. Davis, Chairman and Chief Executive Officer, and Philip A. Tuttle, President of the Investment Adviser, have a prior record of making and managing investments similar to those to be made by the Company, the Company itself has no operating history. The Company is dependent for the selection, structuring, closing and monitoring of its investments upon the diligence and skill of the Investment Adviser and Mr. Davis and Mr. Tuttle, the loss of whose services could have a material adverse effect on the operations of the Company. See "Management."

UNSPECIFIED USE OF PROCEEDS

         The Company has not identified the particular uses for the net proceeds from this offering other than to make future unspecified investments. Therefore, prospective investors must rely on the ability of the Investment Adviser to identify and make portfolio investments consistent with the Company's investment objectives. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by the Investment Adviser in deciding whether to make a particular investment or to dispose of any investment.

INVESTMENTS IN SMALL PRIVATELY-OWNED COMPANIES

         The portfolio of the Company is expected to consist primarily of investments in small businesses, many privately owned. There is generally no publicly available information about such companies, and the Company must rely on the diligence of its Investment Adviser to obtain information in connection with the Company's investment decisions. Typically, small businesses depend for their success on the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have a material adverse impact on their company. Moreover, small businesses frequently have smaller product lines and market shares than their competition. Small companies may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results. Therefore, investment in small businesses involves a high degree of business and financial risk, which can result in substantial losses. See "Investment Objectives and Policies."

ILLIQUIDITY OF PORTFOLIO INVESTMENTS

         Many of the investments of the Company will be securities acquired directly from small, privately owned companies. The Company's portfolio securities will usually be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the Company's portfolio securities may adversely affect the ability of the Company to dispose of such securities in a timely manner and at a fair price at times when the Company deems it necessary or advantageous.

CONFLICTS OF INTEREST

         Barry M. Davis, Chairman and Chief Executive Officer, and Philip A. Tuttle, President of the Investment Adviser, serve as general partners of the general partners of two venture capital investment partnerships and, as such, may encounter conflicts of interest regarding the selection of investment opportunities and the allocation of management time. One of these, Davis Venture Partners, L.P., which was formed in 1986, is in the process of liquidating its portfolio and will not make any further investments. The other, Davis Venture Partners II, L.P., was formed in October 1995 with capital commitments of approximately $11,000,000 and is currently raising additional funds, and has investment objectives substantially similar to those of the Company. Although the principals of the Investment Adviser intend to select investments for the Company and for Davis Venture Partners II, L.P. separately considering in each case only the investment objectives, investment position, available funds and other pertinent factors of the particular investment fund, it is expected that the Company and Davis Venture Partners II, L.P. may frequently invest in the same portfolio companies, with each of the Company and Davis Venture Partners II, L.P. taking a position in the portfolio company. Also, two of the officers of the Company are officers, directors and shareholders of Alliance Business Investment Company which is also engaged in venture capital investing, but is currently in the process of liquidating its portfolio and has no plans for further investment. See "Management."

VALUATION OF PORTFOLIO

         There is typically no public market for the securities of small, privately owned companies. As a result, the valuation of such securities in the Company's portfolio is subject to the good faith determination of the Company's Board of Directors. See "Valuation of Portfolio Securities." There can be no assurance that the values so determined reflect the amounts that will ultimately be realized on these investments.

COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

         A large number of entities and individuals compete for the types of investments to be made by the Company. Many of these entities and individuals have greater financial resources than the Company. As a result of this competition, the Company may from time to time be precluded from entering into attractive transactions. There can be no assurance that the Company will be able to identify and complete investments that satisfy the Company's investment objectives or that it will be able to invest fully its available capital.

DEPENDENCE ON PUBLIC OFFERING MARKET OR AVAILABILITY OF STRATEGIC BUYERS

         The success of the investment strategy of the Company will be affected in large part by the state of the securities markets in general and the market for public financings in particular. Changes in the securities markets and general economic conditions, including economic downturns, fluctuations in interest rates, the availability of credit, inflation and other factors, may affect the value of the Company's investments. The market for initial public offerings is cyclical in nature and, accordingly, there can be no assurance that the securities markets will be receptive to initial public offerings, particularly those of emerging growth companies. Any adverse change in the market for public offerings could have a material adverse effect on the Company and could severely limit the Company's ability to realize its investment objectives. The availability of strategic buyers for the companies in which the Company invests may also fluctuate from time to time. Such availability will also be affected by the state of the securities markets and general economic conditions.

LACK OF DIVERSIFICATION

         Based on the amount of funds to be realized from this offering, it is unlikely that the Company will be able to commit its funds to the acquisition of securities of a large number of companies or to direct its investments to diverse areas. Although the Company intends to elect Subchapter M status under the Internal Revenue Code of 1986, as amended (the "Code"), and will, therefore, be required to meet certain diversification requirements thereunder, the Company intends to operate as a non-diversified investment company within the meaning of the Investment Company Act and, therefore, the Company's investments may not be substantially diversified. In any event, the Company will not be able to achieve the same level of diversification as much larger entities engaged in similar activities.

POSSIBLE LOSS OF PASS-THROUGH TAX TREATMENT

         The Company intends to qualify for and elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify, the Company must meet certain income distribution and diversification requirements. In any year in which the Company so qualifies, it generally will not be subjected to federal income tax on net investment income and net short-term capital gains distributed to its stockholders. If the Company were to fail to qualify under Subchapter M and its income became fully taxable, a substantial reduction in the amount of income available for distribution to the Company's stockholders could result. See "Federal Income Tax Matters" and "Regulation."

LIMITED PUBLIC MARKET FOR COMMON STOCK; TRADING BELOW NET ASSET VALUE

         There has been no prior trading market for the Common Stock and there can be no assurance that a regular trading market will develop, or that, if developed, it will be sustained. The Company may seek to have the Common Stock listed on a national stock exchange or quoted on The Nasdaq Stock Market. The Company will not seek such listing or quotation until, at the earliest, six months following the first sale of Common Stock in this offering. No assurances can be given that the Company will seek such listing or quotation or that a stock exchange or The Nasdaq Stock Market will agree to list or quote the Common Stock. In addition, shares of closed-end investment companies, such as the Company, often trade below their net asset value.

RESTRICTION ON TRANSFER OF COMMON STOCK

         No shares of Common Stock may be transferred by any investor during and for the first six months following the first sale of Common Stock in this offering.

SALE OF SMALL NUMBER OF SHARES

         This offering may be consummated by the Company with the sale of as few as 1,500,000 shares of Common Stock. In the event that only a small portion of the maximum offering amount of 5,000,000 shares of Common Stock is sold by the Company, the performance of individual portfolio companies will have a greater effect on the ability of the Company to realize long-term appreciation on its investments. In addition, certain of the Company's expenses will not vary in proportion with the amount of capital of the Company and will be relatively higher if only a small portion of the shares are sold than if a large portion of the shares are sold. See "The Company--Expenses of the Company" and "Plan of Distribution."

ANTI-TAKEOVER PROVISIONS

         The Company's Certificate of Incorporation provides for a staggered Board of Directors. This provision and certain provisions of the Delaware General Corporation Law may make it difficult to change control of the Company and replace incumbent management. See "Management" and "Description of Capital Stock."


                                USE OF PROCEEDS

         The net proceeds to the Company from the sale of the Common Stock offered hereby are estimated to be approximately $13,662,500 if 1,500,000 shares of Common Stock are sold in this offering and $46,125,000 if 5,000,000 shares of Common Stock are sold in this offering. No portion of the net proceeds of the offering has been allocated to any particular investment. The proceeds will be used to invest in portfolio companies and for working capital and general corporate purposes. Pending such uses, such proceeds will be invested, in compliance with the Investment Company Act, in U.S. government securities or deposited in federally insured accounts of banks or in money market accounts of other financial institutions.

         The Company intends to invest at least one-half of the net proceeds of this offering in portfolio companies within the earlier of (i) two years after the completion of this offering or (ii) two and one-half years after the effective date of this Prospectus.


                                 DISTRIBUTIONS

         The Company intends to make quarterly distributions to its stockholders of 90% of its investment company taxable income (net investment income from interest and dividends and net short-term capital gains) and to declare the first distribution during the period ending December 31, 1995, which shall be payable shortly thereafter. Net realized long-term capital gains will be retained to supplement the Company's equity capital and support growth in its portfolio, unless the Company's Board of Directors determines in certain cases to make a distribution. Pursuant to the Company's Dividend Reinvestment Plan, a stockholder whose shares are registered in his own name will have all distributions reinvested automatically in additional shares of Common Stock by the Company's transfer agent, Bank of Oklahoma, Tulsa, Oklahoma, as administrator of the Dividend Reinvestment Plan (the "Reinvestment Plan Administrator"), unless the stockholder elects, by letter to the Company received prior to the corresponding record date, to receive cash. No assurances can be given that the Company will achieve investment results that will permit any specified level of cash distributions. See "Regulation" and "Federal Income Tax Matters."


                                  THE COMPANY

GENERAL

         The Company is a newly organized, closed-end, non-diversified investment company which has elected to be treated as a Business Development Company under the Investment Company Act. The Company intends to invest primarily in the equity and equity-linked debt securities, including common stock, preferred stock, convertible debt securities, warrants, and options, of companies that the Investment Adviser believes to have significant potential for growth in sales, earnings and enterprise value. As a Business Development Company, the Company will distribute 90% of its net investment income (net investment income from interest and dividends plus net short term capital gains) to stockholders on a quarterly basis. The Company may choose to distribute long term capital gains, or to retain such gains, net of applicable taxes, to supplement equity capital and to support growth in its portfolio.

         The Company's principal objective is the realization of long-term capital appreciation on its net investments in portfolio companies. In addition, the Company will seek to structure its investments to provide an element of current income through interest, dividends and other fees whenever feasible in light of market conditions and the cash flow characteristics of portfolio companies at the time of investment. The Company seeks to enable its stockholders to participate in investments not typically available to the public due to the private nature of the portfolio companies, the size of the financial commitment required in order to participate in the investment, or the experience, skill and time commitment required to identify and take advantage of the investment opportunity. See "Investment Objectives and Policies."

INVESTMENT ADVISER

         Sherry Lane Capital Advisors, Inc., based in Tulsa, Oklahoma with a branch office in Houston, Texas, will serve as the Investment Adviser to the Company. It will be responsible, on a day-to-day basis, for the selection and supervision of portfolio investments and for management of the Company's records and financial reporting requirements. The Company will pay the Investment Adviser an annual management fee of 2.0% of net asset value, payable quarterly. In addition, the Company will pay the Investment Adviser an incentive fee of 20.0% of net realized capital gains from portfolio investments after adjusting for any net unrealized depreciation. See "The Investment Advisory Agreement."

         Barry M. Davis, Chairman and Chief Executive Officer, and Philip A. Tuttle, President of the Investment Adviser, have substantial experience in identifying, evaluating, selecting, negotiating and closing investments similar to those being sought by the Company. See "Management."

NATURE OF INVESTMENTS IN PORTFOLIO COMPANIES

         The Company s investments in portfolio companies may be styled as debt or equity, or some combination, but will always include some equity feature through which the Company can participate in the growth in the value of the underlying business. The Company s investment in a given portfolio company may consist of common stock, preferred stock (which may or may not be convertible into common stock), debentures (which may or may not be convertible into common stock and may or may not be subordinated), warrants to purchase common stock, or some combination thereof. The Company's investments in preferred stock and debentures will, whenever practical in light of competitive considerations and the cash-flow capabilities of the portfolio companies, be structured to provide an element of current income to the Company. The Company's investments in portfolio companies will generally be structured with the intention of having the initial investment capital repaid within five years and the equity feature of the investments realized in cash within five to ten years. Although the Company expects to dispose of investments after a certain limited time, situations may arise in which it may hold equity securities for a longer period.

TEMPORARY INVESTMENTS

         Pending investments in the types of securities described above, the Company will invest its cash in (i) federal government or agency issued or guaranteed securities that mature in 15 months or less; (ii) repurchase agreements with banks whose deposits are insured by the Federal Deposit Insurance Corporation (an "insured bank"), with maturities of seven days or less, the underlying instruments of which are securities issued or guaranteed by the federal government; (iii) certificates of deposit in an insured bank with maturities of one year or less, up to the amount of the deposit insurance;
(iv) deposit accounts in an insured bank subject to withdrawal restrictions of one year or less, up to the amount of deposit insurance; and (v) certificates of deposit or deposit accounts in an insured bank in amounts in excess of the insured amount if the insured bank is deemed "well-capitalized" by the Federal Deposit Insurance Corporation.

OPERATIONS

         The Investment Adviser will locate potential investment opportunities primarily by making use of an extensive network of investment bankers, commercial bankers, accountants and other finance professionals; venture capitalists and other investment professionals; attorneys; business executives; and entrepreneurs.

         The investment process includes the identification, evaluation, negotiation, documentation and closing of the investment. The Investment Adviser has extensive experience in all phases of the investment process. The evaluation of a potential investment includes due diligence, which usually involves on-site visits; review of historical and prospective financial information; interviews with management, employees, customers and vendors of the potential portfolio company; and background checks and research relating to its management, markets, products and services.

         Upon the completion of due diligence and a decision to proceed with an investment, the Investment Adviser will create an investment memorandum containing information pertinent to the investment for presentation to the Company's Board of Directors, which must approve the investment. Additional due diligence may be conducted by the Company s attorneys and independent accountants prior to the closing of the investment.

SELECTION OF INVESTMENTS

         The Company's main criterion for the selection of investments in portfolio companies is the potential for substantial growth in sales, earnings and enterprise value. The Company will seek to identify companies which have extraordinary opportunities in the markets they serve or that have devised innovative products, services or ways of doing business that afford them a distinct competitive advantage. Such companies might achieve growth either internally or by acquisition. In addition, the Company intends to invest in companies seeking to consolidate fragmented industries. Often, such consolidations can improve performance by bringing extraordinary management talent, economies of scale and greater capital resources to bear on businesses that might have lacked such talent, economies and resources in the past.

         In evaluating potential portfolio companies, the Company will pay particular attention to the following characteristics:

         Management. The Company will favor investments in companies whose management teams consist of talented individuals of high integrity with significant experience. The Company intends to pay particular attention to the depth of the management team and the extent to which key managers have an ownership interest in the company.

         Market. The Company will favor investments in companies that are addressing a large, unfulfilled market demand with long-term high-growth prospects and that can reasonably expect to achieve and maintain a significant market share through proprietary products and services. The Company will also favor investments in companies that deliver products and services with significant performance and cost advantages and for which there exist significant barriers to effective competition by others.

         Ability to Achieve Size and Become Public. The Company will favor investments in companies that can achieve the necessary size, profitability and management depth and sophistication to become public companies.

         In selecting investments, the Company will consider the potential and likely means for achieving the liquidity that would ultimately enable the Company to achieve cash value for its equity investments. Possible ways of achieving liquidity include an initial public offering, a sale of the portfolio company or a purchase by the portfolio company of the Company's equity interest in the portfolio company.

ELIGIBLE PORTFOLIO COMPANIES

         The Company, as a Business Development Company, will be required by statute to invest at least 70% of its assets in securities of companies that qualify as "Eligible Portfolio Companies" as defined under the Investment Company Act. An Eligible Portfolio Company generally is any United States company that is not an investment company, provided that it does not have a class of securities listed on a securities exchange or included in the Federal Reserve Board's over-the-counter margin list. The Company will be required by statute to make available significant managerial assistance to each of the Eligible Portfolio Companies in which it invests.

         The Company may invest up to 30% of its assets in other portfolio investments. The Company intends to retain maximum flexibility in connection with its investments and, therefore, does not have a policy as to the minimum percentage of its assets that will be so invested. Such investments, if made, would be primarily in securities of companies that are regularly traded on a recognized exchange or in the over-the-counter market and which the Investment Adviser believes have significant potential for appreciation in value.

COMPETITION

         The Company's primary competitors include financial institutions, venture capital firms and other non-traditional investors. Many of these entities have greater financial and managerial resources than the Company. The Company believes that it will compete with such entities primarily on the basis of the quality of its services, its reputation, the timely investment analysis and decision-making processes it will follow, and, to a significantly lesser degree, on the investment terms it offers on the securities to be issued by its portfolio companies.

EMPLOYEES

         The Company currently has six employees. The Company believes that its relations with its employees are excellent. The Company will maintain a relatively low overhead as a result of outsourcing of certain job functions not directly related to the evaluation, selection, negotiation or management of portfolio company investments or the executive management of the Company.

EXPENSES OF THE COMPANY

         In addition to the fees paid to the Investment Adviser, the Company will pay all of its own expenses, including directors' fees; taxes; fees and expenses of the Company's legal counsel, independent accountants and transfer agent; expenses of printing and mailing share certificates, stockholder reports, notices to stockholders and proxy statements; reports to governmental offices; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses of stockholders' meetings; Commission and state blue sky registration fees; and the Company's other business and operating expenses not covered in the Advisory Agreement. See "The Investment Advisory Agreement."

         On the basis of the anticipated size of the Company immediately following the closing of the offering, and assuming sale of the maximum amount of shares of Common Stock being offered hereby, it is estimated that the Company's annual operating expenses, including the Management Fee paid to the Investment Adviser, will be approximately $1,250,000 (approximately 2.50% of the net proceeds of this offering). While the foregoing estimates have been made in good faith, there can be no assurance that actual annual expenses will not be substantially greater than such estimates as a result of increases in the cost of transfer agent activities and professional and similar services that cannot be predicted and are beyond the control of the Company.

         Organizational and other expenses of the offering are estimated to be approximately $250,000 and will be paid by the Company. Offering expenses, excluding the underwriting discounts and commissions and non-accountable expense allowance, will be charged to capital at the time of issuance of such shares.

TRANSFER AGENT

         Bank of Oklahoma, Tulsa, Oklahoma, will serve as Transfer Agent for the Common Stock.


                       INVESTMENT OBJECTIVES AND POLICIES

         The Company's principal objective is the realization of long-term capital appreciation on its net investments in portfolio companies. In addition, the Company will seek to structure its investments to provide an element of current income through interest, dividends and fees whenever feasible in light of market conditions and the cash flow characteristics of the portfolio companies. The planned investment strategy of the Company will be to invest in a diversified portfolio of companies which have the potential for rapid growth in sales, earnings and enterprise value. It is expected that the Company, after completion of the initial investment phase, will maintain a portfolio of investments in 10 to 20 companies in diverse industries. Most of the portfolio companies, at the time of investment, will be private, although some may be very small capitalization public companies. The Company will focus its investment activity on private companies, in most cases not technology intensive, which in the judgment of the Investment Adviser can provide superior investment returns, either because they are presented with extraordinary opportunities to which they are especially well suited to respond, or because they have devised innovative products, services, or ways of doing business which afford them distinct, defensible, competitive advantages. It is expected that investments will be made mainly in enterprises located in the southwestern and south central United States, provided, however, that the Company will participate in selected opportunities outside this region. In addition to the growth investment opportunities described above, the Company will look for investments in companies seeking to consolidate fragmented industries. In many instances, such consolidations can improve performance by bringing excellent, professional management, economics of scale, and adequate capital resources, to bear on businesses which have lacked these resources. Also, in industry consolidations, often a company can be built through a series of acquisitions at a relatively low multiple of earnings, then sold or taken public at a higher price-earnings ratio. Although technology is not an area of emphasis for the Company, the Company will consider investments in companies having innovative, technology-based products which satisfy large, unfulfilled market needs. The Company will also consider investments in "classic" leveraged acquisitions of companies which can be acquired for attractive prices, although this will not be an area of emphasis for the Company. The Company has chosen not to emphasize this area because of the large amount of investment funds already devoted to leveraged buyouts and because the Company believes that the talent of its management can be more effectively employed in building companies than in financial engineering. The Investment Adviser believes that maintaining a high level of involvement and influence in portfolio companies is an important factor in achieving the desired result. In the past, the executive officers of the Investment Adviser have been most successful as a substantial, preferably lead, investor with a high degree of control over the investment management and the Company building process. This control is accomplished through a significant ownership position, presence on the board of directors, and close working relationships with portfolio company management. The Company will focus on being a partner in building companies rather than being merely a financial participant. It is expected that the Company's representatives will play a role in setting corporate strategy for portfolio companies, and will advise such companies regarding important decisions affecting their business, including acquisitions for such companies, recruiting key managers, and securing equity and debt financing. Except for the fundamental policies described below, the Company's investment objectives and investment strategies may be changed by a majority vote of its Board of Directors.

         In making investments and managing its portfolio, the Company will adhere to the following fundamental policies, which policies may not be changed without the approval of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of Common Stock. The percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

         The Company will at all times conduct its business so as to retain its status as a Business Development Company. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a Business Development Company) if, after giving effect to such acquisition, the value of its "qualifying assets" amounts to less than 70% of the value of its total assets. For a summary definition of "qualifying assets," see "Regulation." The Company believes that the securities it proposes to acquire, as well as temporary investments that it will make with its idle funds, will generally be qualifying assets. Securities of public companies, on the other hand, are generally not qualifying assets unless they were acquired in a distribution in exchange for, or upon the exercise of, a right relating to securities that were qualifying assets.

         The Company will not concentrate its investments in any particular industry or particular group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, __% or more of the value of its total assets consists of securities of companies in the same industry.

         The Company will not (i) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an "underwriter" of securities purchased by it that subsequently must be registered under the Securities Act before they may be offered or sold to the public), (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments or the foreclosure of mortgages held by the Company), (iii) sell securities short,
(iv) purchase securities on margin, (v) write or buy put or call options (except to the extent of warrants or conversion privileges obtained in connection with its investments, and rights to require the issuers of such investments or their affiliates to repurchase such securities under certain circumstances), (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations), (vii) purchase interests in oil and gas exploration, development or production, except as they may be acquired as a small part of a merger, consolidation or acquisition of assets, and only if they are to be immediately sold or disposed of as part of the transaction,
(viii) invest in other financial derivative instruments or securities other than such instruments and securities issued by portfolio companies, or (ix) acquire the voting stock of, or invest in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         The Company may make selective bridge loans to public and, to a lesser extent, private companies. These bridge loans may be either secured or unsecured and convertible into common stock of the issuer or issued together with warrants for equity participation, or both. These loans will generally be designed to carry the portfolio company to a private placement, an initial or secondary public offering, a merger and acquisition transaction, or other financing within three years from the date of investment. Bridge loans carry the risk that the event which the loan is intended to bridge to may not occur. It is intended that every effort will be made to minimize such risk, but it will be present. In addition to equity participation, the Company may receive fees in connection with providing bridge financings.

         The Company may invest as "other portfolio investments" in marketable securities of public companies which the Company's management believes have significant potential for price appreciation. Investments in such other portfolio companies may be made in the form of common stock, preferred stock or securities convertible into or exchangeable for common stock or preferred stock.

         The Company does not intend to borrow for investment purposes. However, the Company may borrow on a short term basis against maturities of other investments for purposes of meeting short term cash needs. Normally, such investments will have a maturity of less than one year. Also, it may borrow funds from time to time and at quarter end solely in order to maintain sufficient cash assets necessary to meet the diversification requirements of a regulated investment company. Additionally, the Company may enter into standby agreements or agree to subordinate its investments in a portfolio company to other lenders to such company.

                                   MANAGEMENT

         The business and affairs of the Company are managed under the direction of its Board of Directors. All of the Company's directors are subject to election at each annual meeting of stockholders. The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

DIRECTORS AND OFFICERS

         The following table sets forth certain information regarding the directors and officers of the Company.

                        Name                           Age                Position
                        ----                           ---                --------
                  Barry M. Davis (1)                   55        Chairman of the Board, Chief Executive
                                                                 Officer and Director

                  Philip A. Tuttle(1)                  54        President and Director

                  James A. O'Donnell                   42        Director

                  David L. Daniel                      49        Director

                  Terry K. Dorsey                      48        Director

                  Elmer C. Wilkening                   70        Vice President, Secretary and Treasurer

----------------------

(1) "Interested Person" as defined in Section 2(a)(19) of the Investment Company Act.

         Barry M. Davis is Chairman of the Board and Chief Executive Officer of Sherry Lane Capital Advisors, Inc. Since 1975 he has served as President and Chief Executive Officer and a director of Alliance Business Investment Company, a privately owned small business investment company organized in 1959 which has made venture capital investments similar to the investments to be made by the Company. Since 1986 Mr. Davis has also been the managing general partner in Davis Venture Group, which is the general partner of Davis Venture Partners, L.P. ("Davis Venture Partners I"), a Delaware limited partnership formed in 1986 to make venture capital investments similar to the investments to be made by the Company. Mr. Davis is also the managing general partner of Davis Venture Group II, L.P., a Delaware limited partnership which is the general partner of Davis Venture Partners II, L.P. ("Davis Venture Partners II"), a Delaware limited partnership formed in October 1995 to make venture capital investments similar to the investments to be made by the Company. In addition to his roles with the entities described above, Mr. Davis is a partner in the Davis Companies energy/natural resource group with primary activities in the southwest. Mr. Davis has served on the board of directors of four portfolio companies in which Davis Venture Partners I has invested: Coleman Natural Products, Inc.; LMS Holding Company; Numar Corporation; and Wallace and Tiernan Group Inc. Mr. Davis has over 25 years of experience in making venture capital investments and currently serves on the board of directors of the National Venture Capital Association. In 1980, Mr. Davis was elected Chairman of the Board of Governors of the National Association of Small Business Investment Companies, a venture capital industry trade association, and he has served as president of the organization's Southwest Regional Association. In 1975, he received the National Achievement Award in the venture capital industry for his efforts in founding the Venture Capital Management Institute, the formal training program for a significant portion of the venture capital managers in the United States. In addition, Mr. Davis lectures at public forums and universities about venture capital and strategies for emerging growth companies and was a founder of the Oklahoma Private Enterprise Forum. He has served on numerous boards of civic organizations and is past Chairman of the Board of Hillcrest Healthcare Corporation as well as a current trustee of the University of Tulsa. He is a graduate of the University of Oklahoma with a B.B.A. degree in corporate finance.

         Philip A. Tuttle is President of Sherry Lane Capital Advisors, Inc. From August 1987 to June 1989, Mr. Tuttle was Chief Executive Officer of OMNA Corporation, a home healthcare provider. From 1982 to August 1987 Mr. Tuttle served as the President of Allied Bancshares Capital Corporation, a federally licensed small business investment company which grew from $5 million to $40 million in capital during his tenure. He has since June 1989, been a general partner of Davis Venture Group, the general partner of Davis Venture Partners I, a private investment partnership which raised $32 million from institutional investors to invest primarily in business located in the southwestern and south central United States. He is also a general partner in Davis Venture Group II, L.P. the general partner of Davis Venture Partners II. Mr. Tuttle has served on the board of directors of four portfolio companies in which Davis Venture Partners I has invested: Drypers Holding Corp., Quality Tubing, Inc., Taylor Medical, Inc. and WCC Holding Corp. Mr. Tuttle currently serves on the board of directors of Medical Innovations, Inc., a publicly traded company listed on NASDAQ that provides home intravenous therapies, specialized home nursing care and other outpatient health care services, the board of directors of Zydeco Energy, Inc., a publicly traded company listed on NASDAQ engaged in acquiring oil and gas leases, drilling and producing reserves utilizing focused geologic concepts and advanced 3D seismic and computer aided exploration technology, and the board of directors of Drypers Holding Corp., a publicly traded company listed on NASDAQ that manufactures and distributes disposable diapers. Mr. Tuttle is a founder and was formerly a President of the Houston Venture Capital Association and was President and is currently a Director of The Houston Chapter of the Association for Corporate Growth. He has served as Chairman of the Accounting Council at Rice University-Jones Graduate School of Administration and as a member of the Board of Governors of the National Association of Small Business Investment Companies. He currently serves as a member of the Board of Trustees of Child Advocates Endowment, Inc. Mr. Tuttle earned a B.A. degree from Rice University and an M.B.A. degree from Northwestern University. He is a certified Public Accountant and Fellow of the Institute of Directors, London, England.

         James A. O'Donnell is currently a general partner of CGW Southeast Partners III, L.P., a partnership being formed to engage in management buy outs. He is a Chartered Financial Analyst with more than 15 years of experience in investing in emerging companies. Since 1989, Mr. O'Donnell has been a general partner of O'Donnell & Masur, L.P., a private equity partnership. He is also a general partner of Sherry Lane Partners, L.P., a private equity partnership formed in 1991. From 1983 through 1988, he was President and Chief Executive Officer of First Republic Venture Group and its predecessor, InterFirst Venture Corp., a venture capital firm with assets valued at approximately $100 million in 1988. From 1981 through 1982, Mr. O'Donnell was Senior Vice President and Manager of the Corporate Finance Department for InterFirst Bank, Dallas, then the largest bank in Texas. Previously, Mr. O'Donnell worked for The Equitable Life Assurance Society of the U.S. as a Regional Investment Manager for the Southeastern United States. Mr. O'Donnell serves as a director of several public and private companies, including Bestway Rental, Inc. (a rental company), Gardiner Communications Corp. (a developer and manufacturer of telecommunications equipment and software), MBS Holdings (a wholesaler of building supplies), Chatwins Group, Inc. (a diversified manufacturer of industrial products) and RailTex, Inc. (a short-line railroad company). Mr. O'Donnell graduated with distinction from Rhodes College with a B.A. and received his M.B.A. from the Wharton Graduate Division of the University of Pennsylvania. Mr. O'Donnell currently has no interest in the Investment Adviser or the Company.

         David L. Daniel has served, since 1992, as the President and Chief Executive Officer of Quality Tubing, Inc., a manufacturer of steel coil tubing for the Energy Services Industry. For the seven years prior thereto, he was employed by Baker Hughes Inc., a New York Stock Exchange-listed company engaged in the Energy Services Industry, most recently as President of its tubular services subsidiary. Mr. Daniel also served from 1975 to 1983 in numerous executive positions with NL Industries, a company engaged in the Energy Services Industry. Mr. Daniel earned a B.S. degree in Mathematics from Southern Methodist University and an M.B.A. degree from Harvard Business School.

         Terry K. Dorsey, Ph.D. has served since July 1987 as the Chief Executive Officer of TVA, Inc. a firm which provides financial advisory and management services. From November 1984 to June 1987, Dr. Dorsey served as President of United Capital Ventures, Inc. a venture capital company. From April 1983 until November 1984, Dr. Dorsey served as an investment director of Churchill International, an international venture capital fund. Dr. Dorsey earned a B.B.A. degree and an M.B.A. degree from Texas Tech University and Ph.D. from the University of Texas at Austin.

         Elmer C. Wilkening is Vice President, Secretary and Treasurer of Sherry Lane Capital Advisors, Inc. Since 1959 he has been Secretary-Treasurer and a director of Alliance Business Investment Company. In 1986 he became a general partner in Davis Venture Group, the general partner of Davis Venture Partners I. He is also a general partner in Davis Venture Group II, L.P., the general partner of Davis Venture Partners II. He has served as a director of two portfolio companies of Davis Venture Partners I: Photometrics, Ltd. and LMS Holding Company. Mr. Wilkening holds a B.S. degree in accounting from the University of Illinois and is a Certified Public Accountant.

         The Company's Certificate of Incorporation provides, among other things, for a Board of Directors divided into three classes, designated Class I, Class II and Class III. Directors serve for staggered terms of three years each, except that initially the Class I director will serve until the Company's 1996 annual meeting of stockholders, the Class II director until the 1997 meeting and the Class III director until the 1998 meeting. The Class I director is Mr. Daniel, the Class II directors are Mr. O'Donnell and Mr. Tuttle and the Class III directors are Mr. Davis and Dr. Dorsey.

         It is currently anticipated that the officers of the Company will be compensated solely by the Investment Adviser. Non-management directors will each receive a monthly fee of $500 for serving on the Board of Directors and will receive an additional $1,000 for each meeting of the Board of Directors or a committee thereof that he attends.

INDEMNITY AGREEMENTS

         The Company intends to enter into indemnity agreements with each of its directors and officers upon the closing of this offering. Pursuant to these agreements, the Company will, to the extent permitted under applicable law, indemnify these persons against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they are or were directors or officers of the Company or that they assumed certain responsibilities at the direction of the Company. In addition, the Company's Certificate of Incorporation and Bylaws provide for certain limitations on director liability.

                             PRIOR INVESTMENT FUNDS

         As indicated above, Barry M. Davis, Philip A. Tuttle and Elmer C. Wilkening have substantial experience managing partnerships which have made investments similar to the investments which will be made by the Company. The most recent activity of this type in which these persons have been engaged is Davis Venture Partners I which was formed in 1986. Davis Venture Partners I was closed in December 1986 with committed capital of $32 million from thirteen corporate and public pension funds. Messrs. Davis, Tuttle and Wilkening are the general partners of the general partner of Davis Venture Partners I and of the general partner of Davis Venture Partners II. Prior to Davis Venture Partners I and since 1976 Mr. Davis has served as President of Alliance Business Investment Company. From 1982 to 1987 Mr. Tuttle served as President of Allied Bancshares Capital Corporation.

         During these time frames, Messrs. Davis and Tuttle, on behalf of entities managed by them, invested in a total of 59 companies, 47 of which were located in the southwest/south central region targeted by the Company. Also, 46 of the total investments were in companies engaged in basic industries and technologies.

         The documented portfolio IRR results generated by the portfolios of Davis and Tuttle for these periods are 24.5% and 20.1% for their respective small business investment companies and 22.9% for Messrs. Davis and Tuttle together in Davis Venture Partners I. The following table summarizes their experience:

                                                            Davis             Tuttle          Total
                                                            -----             ------          -----
Total Years of Venture Capital Experience . . . . .          27                23               50
Total Number of Investments . . . . . . . . . . . .          31                28               59
Number Located in Southwest . . . . . . . . . . . .          23                24               47
Number with Basic Industry Focus  . . . . . . . . .          26                20               46
Maturity:
        Expansion   . . . . . . . . . . . . . . . .          14                 7               21
        Acquisition   . . . . . . . . . . . . . . .           6                 8               14
        Early   . . . . . . . . . . . . . . . . . .          11                11               22
        Special   . . . . . . . . . . . . . . . . .           0                 2                2
Documented Portfolio IRR Results
        SBICs   . . . . . . . . . . . . . . . . . .    24.5% (11 yrs.)    20.1% (5 yrs.)      22.3%
        DVP I (Davis & Tuttle only)   . . . . . . .                                        22.9% (8 yrs.)

                       THE INVESTMENT ADVISORY AGREEMENT

         Pursuant to the Investment Advisory Agreement dated September 21, 1995, Sherry Lane Capital Advisors, Inc. serves as investment adviser to the Company. The Investment Adviser will, subject to the overall supervision of the Company's Board of Directors, administer the Company's business affairs and furnish the Company with office facilities and clerical, bookkeeping and record keeping services at such facilities. See "Management."

         The Investment Adviser will be responsible for the financial records required to be maintained by the Company and will prepare financial information for reports to stockholders and reports filed with the Commission. In addition, the Investment Adviser will assist the Company in determining and publishing the Company's net asset value, oversee both the preparation and filing of the Company's tax returns, the printing and dissemination of stockholder reports, and generally oversee the payment of the Company's expenses and the performance of administrative and professional services rendered to the Company by others.

         In return for its services, the Company will pay to the Investment Adviser an annual management fee of two percent of the Company's net assets, determined and payable quarterly, throughout the term of the Investment Advisory Agreement and a management incentive fee of 20% of net realized capital gains after adjusting for any net unrealized depreciation.

         The Investment Adviser will be responsible for the salaries and expenses of its own personnel, any costs of office space, local telephone and administrative support to be provided to the Company by the Investment Adviser, expenses relating to calculating and publishing the Company's net asset value and all other expenses incurred by either the Investment Adviser or the Company in connection with administering the ordinary course of the Company's business, other than the organizational expenses described above, and direct costs such as printing, mail, long distance telephone, staff, independent accountants and outside legal costs.

         The Investment Advisory Agreement was approved by the Board of Directors on September 21, 1995 and is effective until it is terminated by either party upon at least 60 days' notice to the other, provided that its continuance is approved annually by the Company's Board of Directors or the holders of the Common Stock, including, in either case, approval by the directors of the Company who are not interested persons.

                                   REGULATION

         After filing its election to be treated as a Business Development Company under the Investment Company Act, a company may not withdraw its election without first obtaining the approval of holders of a majority of its outstanding voting securities (as defined under the Investment Company Act). The following is a brief description of the Investment Company Act and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.

         Generally, to be eligible to elect Business Development Company status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. Such portfolio companies are termed "eligible portfolio companies." More specifically, in order to qualify as a Business Development Company, a company must (i) be a domestic company; (ii); have registered a class of its securities or have filed a registration statement with the Commission pursuant to Section 12 of the Exchange Act; (iii) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress;
(iv) offer to extend significant managerial assistance to such eligible portfolio companies; (v) have a majority of directors who are not "interested persons" (as defined in the Investment Company Act); and (vi) file (or under certain circumstances, intend to file) a proper notice of election with the Commission.

         An eligible portfolio company generally is a United States company that is not an investment company and that (i) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list; or (ii) is actively controlled by a Business Development Company and has an affiliate of a Business Development Company on its board of directors; or (iii) meets such other criteria as may be established by the Commission. Control under the Investment Company Act is presumed to exist where a Business Development Company owns more than 25% of the outstanding voting securities of the eligible portfolio company.

         Making available significant managerial assistance by a business development company means any arrangement whereby a business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. It is expected that one of Barry M. Davis, Philip A. Tuttle or Elmer
C. Wilkening will offer to serve on the board of directors of each portfolio company in which the Company invests and, if such offer is not accepted, will offer to enter into a consulting contract with the management of each portfolio company. In such capacity, such person will offer his substantial experience in strategic management and, if requested, will lend his assistance in arranging financings, managing relationships with financing sources, recruiting management personnel, and evaluating acquisition and divestiture opportunities. Such person will be able to call on the experience of the others, as well, if needed.

         The Investment Company Act prohibits or restricts companies subject to the Investment Company Act from investing in other investment companies. Moreover, the Investment Company Act limits the type of assets that Business Development Companies may acquire to certain prescribed qualifying assets and certain assets necessary for its operations (such as office furniture, equipment and facilities) if, at the time of acquisition, less than 70% of the value of the Business Development Company's assets consist of qualifying assets. Qualifying assets include (i) privately acquired securities of companies that were eligible portfolio companies at the time the Business Development Company acquired the securities; (ii) securities of bankrupt or insolvent companies; (iii) securities of eligible portfolio companies controlled by a Business Development Company; (iv) securities received in exchange for or distributed in or with respect to any of the foregoing; and (v) cash items, government securities and high-quality short term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. Such restrictions include limiting purchases to transactions not involving a public offering and the requirement that securities be acquired directly from either the portfolio company or its officers, directors or affiliates.

         Many of the transactions involving a company and its affiliates (as well as affiliates of those affiliates) which were prohibited without the prior approval of the Commission under the Investment Company Act prior to its amendment in 1980 are permissible for Business Development Companies. However, certain transactions involving certain persons related to the Company, including its directors, officers and employees, may still require the prior approval of the Commission. In general, (i) any person who owns, controls or holds power to vote more than 5% of the Company's outstanding Common Stock;
(ii) any director, executive officer or general partner of that person; and
(iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the Company's disinterested directors and, in some situations, the prior approval of the Commission, before engaging in certain transactions involving the Company or any company controlled by the Company. The Investment Company Act generally does not restrict transactions between the Company and its eligible portfolio companies.

         While a Business Development Company may change the nature of its business so as to cease being a Business Development Company (and in connection therewith withdraw its election to be treated as a Business Development Company) only if authorized to do so by a majority vote (as defined in the Investment Company Act) of its outstanding voting securities, changes in other fundamental investment policies of a Business Development Company do not require stockholder approval (in contrast to the general Investment Company Act requirement which requires stockholder approval for a change in any fundamental investment policy). The Company is entitled to change its non-diversification status without stockholder approval. The Company may, in the future, seek to become exempt from Investment Company Act regulation.


                       VALUATION OF PORTFOLIO SECURITIES

         On a quarterly basis, and at such other times as deemed appropriate under the circumstances, the Company's Board of Directors will prepare a valuation of the assets of the Company. Valuations of portfolio securities will be done in accordance with generally accepted accounting principles and the financial reporting policies of the Commission. The applicable methods prescribed by such principles are described below.

         As a general principle, the current "fair value" of an investment being valued by the Company's Board of Directors would be the amount which the Company might reasonably expect to receive for it upon its current sale. There is a range of values that are reasonable for such investments at any particular time. Generally, pursuant to procedures established by the Company's Board of Directors, the fair value of each such investment will be initially based primarily upon its original cost to the Company. Cost will be the primary factor used to determine fair value until significant developments or other factors affecting the portfolio company (such as results of operations, changes in general market conditions or the availability of market quotations) provide a basis for value other than a cost valuation.

         The Company anticipates that many future investments made in securities for which a public market exists will be "restricted securities" by virtue of the Securities Act. Generally, in such instances, the Company will negotiate for securities registration rights necessary for a public offering thereof on specified terms whenever deemed to be reasonably feasible by management. The value for restricted stock investments for which no public market exists cannot be precisely determined. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time.

         Portfolio investments for which market quotations are readily available and which are freely transferable will be valued as follows: (i) securities traded on a securities exchange or NASDAQ will be valued at the closing price on the last trading day prior to the date of valuation; and (ii) securities traded in the over-the-counter market (pink sheets) will be valued at the average of the closing bid and asked prices for the last trading day prior to the date of valuation. Securities for which market quotations are readily available but are restricted from free trading in the public securities markets (such as Rule 144 stock) will be valued by discounting the closing price or the closing bid and asked prices, as the case may be, for the last trading day prior to the date of valuation to reflect the illiquidity caused by such restrictions, but taking into consideration the existence, or lack thereof, of any contractual right to have the securities registered and freed from such trading restrictions. For this purpose, an investment that is convertible into a security for which market quotations are readily available or otherwise contains the right to acquire such a security will be deemed to be an investment for which market quotations are readily available.

         Debt securities with maturities of 60 days or less remaining will be valued under the amortized cost method. The amount to be amortized will be the value on the 61st day if the security was obtained with more than 60 days remaining to maturity. Securities with maturities of more than 60 days remaining will be valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Certificates of deposit purchased by the Company generally will be valued at their face value, plus interest accrued to the date of valuation.

         The fair value of investments for which no market exists will be determined on the basis of appraisal procedures established in good faith by the Company's Board of Directors. Appraisal valuations will be based upon such factors as the portfolio company's earnings and net worth, the market prices for similar securities of comparable companies and an assessment of the company's future financial prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Appraisal valuations are necessarily subjective.

         The Company may also use, when available, third-party transactions in a portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to completed transactions or firm offers made by sophisticated, independent investors. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect such restrictions.

         The Company's Board of Directors will review the Company's valuation policies from time to time to determine their appropriateness. The Company's Board of Directors may also hire independent firms to review the Investment Adviser's methodology of valuation or to conduct a valuation, which shall be binding and conclusive.

         In order to determine the net asset value per share of the Common Stock, (i) the value of the assets of the Company, including its portfolio securities, will be determined by the Company's Board of Directors; (ii) the Company's liabilities, if any, will be subtracted therefrom; and (iii) the difference will be divided by the number of outstanding shares of Common Stock. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments or that stockholders might ultimately realize on their stockholdings.


                           FEDERAL INCOME TAX MATTERS

         THE FOLLOWING DISCUSSION IS A GENERAL SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO THE COMPANY AND TO AN INVESTMENT IN THE COMMON STOCK AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE TAX CONSIDERATIONS APPLICABLE TO SUCH AN INVESTMENT. PROSPECTIVE STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSIDERATIONS WHICH PERTAIN TO THEIR PURCHASE OF THE COMMON STOCK. THIS SUMMARY DOES NOT DISCUSS ALL ASPECTS OF FEDERAL INCOME TAXATION RELEVANT TO HOLDERS OF THE COMPANY'S COMMON STOCK IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES, OR TO CERTAIN TYPES OF HOLDERS SUBJECT TO SPECIAL TREATMENT UNDER FEDERAL INCOME TAX LAWS, INCLUDING FOREIGN TAXPAYERS. THIS SUMMARY DOES NOT DISCUSS ANY ASPECTS OF FOREIGN, STATE OR LOCAL TAX LAWS.

         The Company intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. If the Company qualifies as a regulated investment company and distributes to stockholders each year in a timely manner at least 90% of its "investment company taxable income" as defined in the Code (i.e., net investment income from interest and dividends and net short-term capital gains), it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to stockholders. In addition, if the Company distributes in a timely manner (or treats as "deemed distributed" as described below) 98% of its capital gain net income for each one year period ending on October 31 (or December 31, if so elected by the Company), and distributes 98% of its ordinary income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. The Company would be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and any undistributed net capital gain. The Company would also be subject to alternative minimum tax, but any tax preference items would be apportioned between the Company and its stockholders in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to the taxable income of the Company determined without regard to the dividends paid deduction.

         In order to qualify as a regulated investment company for federal income tax purposes, the Company must elect to be treated as a regulated investment company and, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities, loans, gains from the sale or other disposition of stock or securities or other income derived with respect to its business of investing in such stock or securities; (b) derive in each taxable year less than 30% of its gross income from the sale of stock or securities held for less than three months; (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, government securities, the securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of the Company's total assets and 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of the Company's total assets are invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades of businesses; and (d) distribute at least 90% of its investment company taxable income each taxable year.

         If the Company acquires debt obligations that were originally issued at a discount, or that bear interest rates that are not fixed (or certain "qualified variable rates") or payable at regular intervals over the life of the obligation, it will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation, regardless of whether the income is received by the Company, and may be required to make distributions in order to continue to qualify as a regulated investment company or to avoid the 4% excise tax on certain undistributed income. In this event, the Company may borrow funds or sell temporary investments or other assets to meet the distribution requirements. See "Investment Objectives and Policies."

         For any period during which the Company qualifies as a regulated investment company for federal income tax purposes, distributions to stockholders attributable to the Company's ordinary income (including dividends, interest and original issue discount) and net short-term capital gains generally will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits. Distributions in excess of the Company's earnings and profits will first be treated as a return of capital which reduces the stockholder's adjusted basis in his Common Stock and then as gain from the sale of Common Stock. Distributions of the Company's net long-term capital gains (designated by the Company as capital gain dividends) will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period in his shares. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income (but not capital gain) dividends to the extent such amount designated by the Company does not exceed the dividends received by the Company from domestic corporations. Any dividend declared by the Company in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by the Company and received by the stockholders on December 31 of the previous year. In addition, the Company may elect to relate a dividend back to the prior taxable year for the purposes of (i) determining whether the 90% distribution requirement is satisfied, (ii) computing investment company taxable income and
(iii) determining the amount of capital gain dividends paid during the prior taxable year if the Company makes such election prior to filing its return for the taxable year and distributes the amount in the 12 month period following the close of the taxable year. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made.

         To the extent that the Company retains any capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders report their share of retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Company.
The amount of the deemed distribution net of such tax is then added to the stockholder's cost basis for his shares. Since the Company expects to pay tax on capital gains at the regular corporate tax rate of 34% and the maximum rate payable by individuals on such gains is 28%, the amount of credit that individual stockholders may report will exceed the amount of tax that they would be required to pay on capital gains. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the taxes paid on their behalf.

         The Budget Reconciliation Act of 1993 added Section 1202 to the Code which permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must at the time of issuance and immediately thereafter have assets of not more than $50 million and be actively engaged in the conduct of a trade or business not excluded by law. If the Company acquires "qualified small business stock," holds such stock for five years and disposes of such stock at a profit, a stockholder who held his shares in the Company at the time the Company purchased the qualified small business stock and at all times thereafter until disposition of the stock by the Company would be entitled to exclude from his taxable income 50% of such stockholder's share of such gain. One half of any amount so excluded would be treated as a preference item for alternative minimum tax purposes.

         If at least 50% of the value of the total assets of a regulated investment company at the close of each quarter of the taxable year consists of tax exempt obligations, the regulated investment company may designate all or a portion of any dividend (other than a capital gain dividend) as an exempt interest dividend to the extent of the regulated investment company's net income from tax exempt obligations. An exempt interest dividend would be treated by the stockholder as excludable from gross income under Section 103(a) of the Code, but would also be treated as a preference item by the stockholder for alternative minimum tax purposes.

         A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges his shares of Common Stock. Any gain arising from the sale or exchange of shares generally will be treated as a capital gain or loss except in the case of a dealer or a financial institution, and will be treated as a long-term capital gain or loss if the stockholder has held his shares for more than one year. However any capital loss arising from the a sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends (or undistributed capital gain) received with respect to such shares.

         The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to stockholders who fail to provide the Company with their correct taxpayer identification number or a certificate that he is exempt from backup withholding, or the Internal Revenue Service notifies the Company that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

         Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign stockholders should consult their tax advisors with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in the Company.

         If the offering is consummated at or close to the minimum level of shares of Common Stock that may be sold, the Company may have difficulty structuring its investments in a manner to cause the Company to qualify as a Business Development Company under the Investment Company Act, while at the same time satisfying the diversification requirements necessary to be treated as a regulated investment company under Subchapter M of the Code. If the Company were unable to meet the regulated investment company diversification requirements, it would be subject to tax on its ordinary income and capital gains (including gains realized on the distribution of appreciated property) at regular corporate rates. Distributions to stockholders would not be deductible by the Company, nor would they be required to be made. Distributions would be taxable to the stockholders as ordinary dividend income to the extent of the Company's current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property.

         The Company will mail to each stockholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includable in such stockholder's taxable income for such year as net investment income, as net realized capital gains (if applicable), as "deemed" distributions of capital gains and as taxes paid by the Company with respect thereto. In addition, the federal tax status of each year's distributions will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Stockholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Company.

         Under the Company's Dividend Reinvestment Plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares of Common Stock unless a stockholder or its representative elects to receive cash. Such distributions that are invested in additional shares of Common Stock are considered to be constructively received by the stockholder for federal income tax purposes and are included in his income to the extent such constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to his account. The amount of the distribution is the value of the shares acquired through the Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."


                           DIVIDEND REINVESTMENT PLAN

         Pursuant to the Company's Dividend Reinvestment Plan, any stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all cash dividends and cash distributions automatically reinvested by Bank of Oklahoma, Tulsa, Oklahoma (the "Plan Agent") in shares of Common Stock pursuant to the Dividend Reinvestment Plan unless and except for each such stockholder who individually elects to receive such on a current basis in lieu of reinvestment. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners ("Nominee Stockholders"), the Plan Agent will administer the Dividend Reinvestment Plan on the basis of the number of shares certified by such Nominee Stockholders as registered for stockholders that have not elected to receive dividends and distributions in cash. Investors that own shares registered in the name of a Nominee Stockholder should consult with such nominee as to participation or withdrawal from the Dividend Reinvestment Plan.

         The Plan Agent serves as agent for the stockholders in administering the Dividend Reinvestment Plan. When the Company declares a dividend or distribution payable in cash or in Common Stock, the non-participants will receive cash and the participants will receive Common Stock to be issued by the Company or purchased by the Plan Agent in the open market. If the market value per share on the valuation date equals or exceeds the net asset value per share on that date, the Company will issue new shares at the net asset value. If the net asset value exceeds the market price, the Plan Agent will, as agent for the participant, buy Common Stock in the open market or in private transactions as soon as practicable after such date. If before the Plan Agent has completed the purchases the market price exceeds the net asset value, the Plan Agent may suspend purchasing in the market and the Company will issue new shares at net asset value to fulfill the purchase requirements.

         Participants also have the option commencing on January 1st of each year, of making additional annual cash payments to the Dividend Reinvestment Plan in any amount of $l,000 or more up to $10,000. Larger amounts may be accepted with the prior approval of the Plan Agent. The Plan Agent will use all funds received from participants to purchase shares of Common Stock to be issued by the Company or purchased in the open market on or about February 28. Any voluntary funds must be received no later than ten days prior to such date and any prior deposit may be withdrawn if written request for withdrawal is received by the Plan Agent no later than ten days prior to such date.

         The Plan Agent will maintain all stockholder accounts in the Dividend Reinvestment Plan and furnish written confirmation of all transactions in an account. Shares in the Dividend Reinvestment Plan will be held in the name of the participant and each stockholder's proxy will include any Dividend Reinvestment Plan holdings.

         There is no charge to the participants for reinvesting dividends and distributions or for voluntary cash payments. The Plan Agent's fees will be paid by the Company. There will be no brokerage charges with respect to shares issued directly by the Company for participants in the Dividend Reinvestment Plan. However, each participant will pay a pro rata share of brokerage charges for shares purchased in the market.

         The Company and the Plan Agent reserve the right to terminate the Dividend Reinvestment Plan. Further, the Dividend Reinvestment Plan may be amended by agreement between the Company and the Plan Agent upon 30 days notice to participants. A participant may withdraw from the Dividend Reinvestment Plan upon written request to the Plan Agent, in which event, no further share purchases will be made for such withdrawing participant and all shares and funds held for such participant will be forwarded to the participant or to his order. All communications regarding the Dividend Reinvestment Plan should be directed to Bank of Oklahoma, Tulsa, Oklahoma.

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

         The Company is authorized to issue 20,000,000 shares of Common Stock, par value $.01 per share. The holders of Common Stock are entitled to one vote per share on all matters submitted for action by the stockholders. There is no provision for cumulative voting rights with respect to the election of directors. Accordingly, the holders of more than 50% of the shares of Common Stock can, if they choose to do so, elect all of the directors. In such event, the holders of the remaining shares will not be able to elect any directors. The holders of shares of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are, and the shares of Common Stock offered hereby, when issued against the consideration set forth in this Prospectus, will be, fully-paid and non-assessable.

ANTI-TAKEOVER PROVISIONS

         The Company's Certificate of Incorporation provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms. Under Delaware law, in the case of a corporation having a classified board, stockholders may remove a director only for cause. As a result, the stockholders will be unable in the absence of having cause to remove incumbent directors and simultaneously gain control of the Board of Directors by filling the vacancies created by such removal with new nominees without cause. See "Management."

         These provisions have been included in the Certificate of Incorporation to provide greater likelihood of continuity of management for the Company as the nature of the Company's investments is such that continuity of management for a substantial period may be necessary to realize the full value of the investments made by the Company. Although the presence of these provisions may reduce the likelihood that stockholders would be able to sell their shares at a premium in a takeover situation, the directors of the Company believe that such is unlikely for a Business Development Company such as the Company and the positive benefit of continuity of management outweighs the possible detriment of these provisions. Any removal of the directors of the Company would be in accordance with the law of the state of Delaware pertaining to the removal of directors who are serving on a classified board.

ANNUAL MEETINGS

         The Company will hold annual meetings of stockholders for the election of directors and other matters if required to do so under applicable laws or rules of exchanges or other applicable regulatory agencies.

TRANSFER AND DIVIDEND PAYING AGENT

         Bank of Oklahoma, Tulsa, Oklahoma, will act as the Company's transfer and dividend paying agent and registrar.


                              PLAN OF DISTRIBUTION

         The shares of Common Stock offered hereby are being offered on a best efforts basis by the Principal Underwriter, whose office is at 2 Broadway, New York, New York 10004.

         The Principal Underwriter has agreed, subject to the terms and conditions contained in the Selling Agreement, to offer up to 5,000,000 shares of Common Stock to the public at the offering prices set forth on the cover page of this Prospectus. The purchase price must be paid upon subscription. All payments shall be forwarded to the Escrow Agent pending attainment of the minimum offering and thereafter until acceptance by the Company. Interest on escrowed funds will be paid to the Company. If the minimum offering of 1,500,000 shares of Common Stock is not attained by

May 31, 1996, all funds will be returned to investors and accrued interest, net of expenses, will be paid to the investors pro rata to the date of their subscription. The Principal Underwriter may enter into selling agreements with certain Broker/Dealers who are members of the NASD for sale of the shares and will pay a 4.5% sales commission (or, if a sale is made to a purchaser of at least 50,000 shares, a 3.0% sales commission) to such Broker/Dealers and may also reallow up to 1% of the Principal Underwriter's underwriting discount.

         Each investor must purchase a minimum of 500 shares of Common Stock in this offering. Any larger number of shares must be purchased in 100 share increments.

         The Company has agreed to pay to the Principal Underwriter a non-accountable expense allowance of one half percent of the gross proceeds of this offering. The Company has also agreed to pay all expenses in connection with qualifying the shares of Common Stock offered hereby for sale under the laws of such states as the Principal Underwriter may designate, including expenses of counsel retained for such purposes by the Principal Underwriter.

         The Company anticipates that the selling Broker/Dealers or their affiliates may, from time to time, subject to the regulations set forth in the Investment Company Act, act as brokers or dealers in connection with the execution of the Company's investments after the Principal Underwriter ceases to be the underwriter.

         The Company has agreed to indemnify the Principal Underwriter against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(1) of the Investment Company Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect an underwriter of an investment company or Business Development Company against any liability to such company or its security holders to which it would otherwise be subject due to its misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under such agreement.

         The Principal Underwriter may act as a market maker with respect to the Common Stock. The Principal Underwriter and the Company have agreed that no transfers of shares will be allowed during the offering period and until six months following the termination of the offering except in accordance with laws of descent and in certain non-public transactions.


                                 LEGAL MATTERS

         The validity of the shares of Common Stock offered hereby will be passed upon for the Company by Vinson & Elkins L.L.P., Houston, Texas.


                                    EXPERTS

         The Statement of Assets and Liabilities of the Company as of July 26, 1995 has been included herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein and upon the authority of the same firm as experts in auditing and accounting.

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Sherry Lane Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Sherry Lane Growth Fund, Inc. (the Company) as of July 26, 1995. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in that financial statement. An audit of a statement of assets and liabilities also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Sherry Lane Growth Fund, Inc. as of July 26, 1995, in conformity with generally accepted accounting principles.





                             KPMG Peat Marwick LLP

Fort Worth, Texas
July 31, 1995

                         SHERRY LANE GROWTH FUND, INC.

                      Statement of Assets and Liabilities

                                 July 26, 1995


            Assets
            ------
Cash                                                                $ 20,000
Organization expenses (note 2)                                        22,441
                                                                    --------
                                                                      42,441




         Liabilities
         -----------

Liabilities:
   Accrued organization expenses (note 2)                            22,441
                                                                   --------

Net Assets (20,000,000 shares of $.01 par value shares of common
   common stock authorized; 2,000 shares issued and outstanding)   $ 20,000
                                                                   ========

Net asset value per share                                          $  10.00
                                                                   ========





See accompanying notes to statement of assets and liabilities.

                         SHERRY LANE GROWTH FUND, INC.

                  Notes to Statement of Assets and Liabilities

                                 July 26, 1995


(1)      Organization and Business Purpose

         Sherry Lane Growth Fund, Inc. (the Company), a Delaware corporation, was incorporated on July 21, 1995, and has had no operations to date other than matters relating to its organization and registration as a closed-end nondiversified investment company organized as a business development company under the Investment Company Act of 1940, and the sale and issuance to Sherry Lane Capital Advisors, Inc. (the Investment Adviser) of 2,000 shares of common stock for an aggregate purchase price of $20,000. The registration and offering of the Company's common stock is for a maximum of 5,000,000 shares at a proposed maximum offering price per share of $10.

(2)      Organization Expenses

         Organization expenses relating to the Company incurred and to be incurred by the Investment Adviser will be reimbursed by the Company. Such expenses will be deferred and amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the Company. Offering costs, estimated at $250,000, will be paid from the proceeds of the offering and charged to capital at the time of the issuance of such shares.

(3)      Investment Advisory Agreement

         The Company will enter into an investment advisory agreement with the Investment Adviser pursuant to which the Investment Adviser will, among other things, provide investment advisory services to the Company and will be responsible for the management of the Company's portfolio in accordance with the Company's investment policies and for making decisions to buy, sell, or hold particular securities.

         The Company will pay the Investment Adviser an annual fee for its management services at an annual rate of 2.0% of the Company's net assets, determined and paid quarterly, and an incentive management fee of 20% of net realized capital gains after adjusted for any net unrealized depreciation unrealized losses (defined in the investment advisory agreement).

===================================================          ===================================================

         No dealer, salesman or any other person                             5,000,000 SHARES
has been authorized to give any information or to
make any representations other than those
contained or incorporated by reference in this
Prospectus in connection with the offer made by
this Prospectus and, if given or made, such
information or representations must not be relied
upon as having been authorized by the Company or
by any Underwriter.  This Prospectus does not                                  SHERRY LANE
constitute an offer of any securities other than                             GROWTH FUND, INC.
those to which it relates or an offer to sell, or
a solicitation of an offer to buy, to any person
in any jurisdiction where such an offer or
solicitation would be unlawful.  Neither the
delivery of this Prospectus nor any sale made
hereunder shall under any circumstances create an
implication that there has been no change in the                               COMMON STOCK
affairs of the Company since the date hereof.

                  ______________


              TABLE OF CONTENTS

                                               Page
                                               ----
Additional Information  . . . . . . . . . . .     2
Prospectus Summary  . . . . . . . . . . . . .     3
Risk Factors  . . . . . . . . . . . . . . . .     6
Use of Proceeds . . . . . . . . . . . . . . .     8                      ____________________
Distributions . . . . . . . . . . . . . . . .     8
The Company . . . . . . . . . . . . . . . . .     9                          PROSPECTUS
Investment Objectives and Policies  . . . . .    12                                 , 1996
Management  . . . . . . . . . . . . . . . . .    14                      ____________________
Prior Investment Funds  . . . . . . . . . . .    16
The Investment Advisory Agreement . . . . . .    17
Regulation  . . . . . . . . . . . . . . . . .    18
Valuation of Portfolio Securities . . . . . .    19
Federal Income Tax Matters  . . . . . . . . .    20
Dividend Reinvestment Plan  . . . . . . . . .    23
Description of Capital Stock  . . . . . . . .    24
Plan of Distribution  . . . . . . . . . . . .    24
Legal Matters . . . . . . . . . . . . . . . .    25
Experts . . . . . . . . . . . . . . . . . . .    25
Independent Auditors' Report  . . . . . . . .   F-1

                  ______________

Until _____________ 1996, (25 days after the date of
this Prospectus), all dealers effecting transactions
in the Common Stock, whether or not participating
in this distribution, may be required to deliver a
Prospectus.  This is in addition to the obligation
of dealers to deliver a Prospectus when acting as
Underwriters and with respect to their unsold                            RAS SECURITIES CORP.
allotments or subscriptions.

===================================================          ===================================================

                    SUBSCRIPTION AND TAX QUALIFICATION PAGE
                         SHERRY LANE GROWTH FUND, INC.


         Investments must be made through a participating NASD Broker/Dealer by confirmation or by subscription utilizing this application. By signature below, the undersigned investor subscribes for and agrees to purchase shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company as provided below at a price of Ten Dollars ($10) per share ($9.85 for investors who purchase at least 50,000 shares of Common Stock), such subscription being tendered pursuant to the prospectus to which this page is attached (the "Prospectus"). This subscription is subject to the terms and conditions discussed in the Prospectus and on the reverse side hereof.

                                     ESCROW

         Payments pursuant hereto shall be placed in an escrow account at Merchants Bank of New York, New York, New York, to be returned to the investor without interest or expense if (i) this subscription has not been accepted or is subsequently rejected by the Company or (ii) less than 1,500,000 shares of Common Stock are subscribed by the date of closing of the subscription period as specified in the Prospectus or as extended pursuant thereto. Costs of escrow and any interest on escrowed funds will accrue to the Company. At such time as the minimum subscription and all other requirements are met, whether by the closing date or before, all subscription funds tendered, along with interest thereon, shall be released to the general account of the Company in accordance with the terms of the offering of the Common Stock contemplated by the Prospectus. If the investor is allocated less than the full amount of shares subscribed, any overpayment of funds shall be promptly refunded, without interest.

                 TERMS AND CONDITIONS OF SUBSCRIPTION AGREEMENT
                            ACCEPTANCE OR REJECTION

         The Company, in its sole discretion and for any reason, shall have the right to accept or reject this subscription in whole or in part. The investor hereby agrees that the investor is not entitled to cancel, terminate or revoke this subscription except as otherwise required under applicable law, and that such subscription and agreement shall survive the death or disability of the investor.

                              OFFERING INFORMATION

         The investor acknowledges the investor's receipt and review of the Prospectus; that the offering was made only through direct communication between the investor and a duly authorized representative of the Company; that the investor has been offered and has obtained all further information desired to verify or supplement the information contained in the Prospectus; and that the investor has been advised by the Company that a purchaser of the shares of Common Stock must be prepared to bear the risk of such investment for an indefinite time because, among other things, of the possible illiquidity of the offering and the lack of a prior market. The investor also acknowledges that no person except the officers of the Company and its duly authorized selling agents have been authorized to make any representations on behalf of the Company relating to this offering other than as set forth in the Prospectus and, if given or made, such representations must not be relied upon.

                            SUITABILITY REQUIREMENTS

         The investor represents that the shares of Common Stock are being purchased solely for investment purposes and that the investor understands the risk factors discussed in the Prospectus. The investor (if an individual) is of majority age and under no disability with respect to entering into in the Subscription Agreement. Based on the investor's investment expertise gained through experience, education, consultation with qualified advisors, or a combination thereof, the investor believes that the investment being made hereby is suitable in view of the investor's financial situation and investment objectives. In addition, the investor understands that no federal or state agency has made any finding or determination as to the fairness of an investment in the shares of Common Stock by the public at large or any recommendations or endorsement of such shares. The investor, if acting herein in a fiduciary capacity, represents that the representations and warranties herein contained are true and correct as to the investor's principals, that the investor has full and complete authority to execute this Agreement on behalf of all parties whom it purports to represent and to bind them to the terms hereof. If the investor is acting on behalf of an entity, such entity was not organized for the specific purpose of acquiring the shares of Common Stock. The investor agrees, to the fullest extent permitted by law, to indemnify and hold the Company and the officers, directors, agents and representatives of the Company harmless from all loss, damage, liability, cost or expense (including attorneys' fees and court costs) arising out of any misrepresentation or warranty of the investor contained herein.

-------------------------------------------------------------------------------
   The investor authorizes the Company to pay all commissions and fees due hereunder to the named Broker/Dealer.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   The investor authorizes the Company to pay all dividends and distributions to ____________________ pursuant to the Dividend Reinvestment Plan unless and until the Company is notified by the investor of the investor's election to not participate in such plan.
-------------------------------------------------------------------------------

                                   TEXAS LAW

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

Number of Shares purchased hereby (MINIMUM PURCHASE OF 500 SHARES AND GREATER PURCHASES IN 100 SHARE INCREMENTS ONLY)______________________________________

Purchase price for Shares (AT $10 PER SHARE ($9.85 FOR INVESTORS WHO PURCHASE AT LEAST _____ SHARES OF COMMON STOCK)) included herewith $__________________

                             MAKE CHECK PAYABLE TO

                  SHERRY LANE GROWTH FUND, INC.-ESCROW ACCOUNT

    FORWARD CHECK AND THIS SIGNED TAX QUALIFICATION AND SUBSCRIPTION PAGE TO
                           Merchants Bank of New York
                                  434 Broadway
                            New York, New York 10013

INDICATE MANNER OF OWNERSHIP

Individual    [_____]   Separate Property   [_____]   Joint Tenants   [_____]
Community     [_____]   Partnership         [_____]   Corporation     [_____]
"S" Corp.     [_____]   Trust               [_____]   Other           [_____]
                                                                               (describe): ___________

ENTER

Social Security Number ____ _____ _____ or Tax Identification Number ___ _______


        PRINT NAMES IN WHICH SHARES OF COMMON STOCK ARE TO BE REGISTERED

----------------------------------------------------------------------------------------
                                    First Name          M.I.          Last Name
----------------------------------------------------------------------------------------
 For Individual(s),
 Print Names here
----------------------------------------------------------------------------------------

 For Trust, Print Trust Name here
----------------------------------------------------------------------------------------

 For Corporation or Other
 Business, Print Name here
----------------------------------------------------------------------------------------

               ADDITIONAL SUBSCRIPTION INFORMATION - PLEASE PRINT

REGISTERED STOCKHOLDER'S ADDRESS
------------------------------------------------------------------------------------------
 Residency Address
------------------------------------------------------------------------------------------
 City                              State                         Zip
------------------------------------------------------------------------------------------

 ADDITIONAL ADDRESS FOR STOCKHOLDER COMMUNICATIONS

------------------------------------------------------------------------------------------
 Mail Address
------------------------------------------------------------------------------------------
 City                              State                         Zip
------------------------------------------------------------------------------------------
 Office Phone (___)                Home Phone (___)              Fax (___)
------------------------------------------------------------------------------------------

 ADVISOR'S ADDRESS (CPA, ATTORNEY, CFP, RIA)
------------------------------------------------------------------------------------------
 Name and Firm
------------------------------------------------------------------------------------------
 Mail Address
------------------------------------------------------------------------------------------

 City                              State                         Zip
------------------------------------------------------------------------------------------
 Office Phone (___)                Home Phone (___)              Fax (___)
------------------------------------------------------------------------------------------


        INFORMATION TO BE COMPLETED BY ACCOUNT EXECUTIVE - PLEASE PRINT

------------------------------------------------------------------------------------------
  Broker Dealer Firm
------------------------------------------------------------------------------------------
  Branch Office Name                                          Manager Name
------------------------------------------------------------------------------------------
  ACCOUNT EXECUTIVE
  -----------------
  Name                                                        Signature
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
  OFFICE ADDRESS
  --------------
  Street Address                     City            State             Zip
------------------------------------------------------------------------------------------

Office Phone (___)              Home Phone (___)                 Fax (___)
------------------------------------------------------------------------------------------

SIGNATURE

         I certify that (1) the Taxpayer ID number is correct as shown and (2) I am not subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me I am no longer subject to withholding under Section 3406(a)(1)(C) of the Internal Revenue Code of 1986, as amended.


Dated __________________________    Signature ___________________________

Dated __________________________    Signature ___________________________

                         SHERRY LANE GROWTH FUND, INC.
                           DIVIDEND REINVESTMENT PLAN

         The Company has adopted a Dividend Reinvestment Plan (the "Plan").

         Please be aware that all dividends and distributions will be automatically reinvested in shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") at no cost to the stockholder.

         Stockholders may make additional cash purchases of shares of Common Stock in accordance with the Plan. Acquisitions of shares of Common Stock for reinvestment or cash purchases of Common Stock will be made by the Company from shares selling at a discount to the Company's Net Asset Value ("NAV") or through the issuance of new shares by the Company at NAV. Reinvested dividends and distributions will be used by the Company for general investment and operating purposes, including additional investments in portfolio companies.

         Shares of Common Stock acquired by the Company in accordance with the Plan will be held in the name of the Company in unissued form by the Company's transfer agent and investors will receive a quarterly statement reflecting the number of shares of Common Stock owned in the Plan. These shares can be issued to the individual investor, or can be liquidated upon written instructions of the registered investor.

         If you wish to have your dividends sent to you instead of held for reinvestment, please complete and execute the following section.

         ELECTION TO RECEIVE DIVIDENDS AND NOT PARTICIPATE IN THE PLAN

         The undersigned elects not to participate in the Dividend Reinvestment Plan and requests all dividends and distributions to be forwarded to the following address:

Name of Stockholder _______________________________________________________

Account Number for Deposit ________________________________________________

Bank or Custodial Name ____________________________________________________

Address for Dividend Mailing________ City __________State_________  Zip____

                  Phone (___) ___ ____     Fax (___) ___ ____

Date____________  Signature of Registered Holder___________________________

___________________________________________________________________________

                        RETURN THIS ELECTION TO THE FUND

                                       AT

                               [NEED TO PROVIDE]

                                     PART C

                               OTHER INFORMATION

ITEM 24.         FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and exhibits are filed as part of the registration statement.

1.  Financial Statements

    Statement of Assets and Liabilities of the Company as of July 26, 1995.

2.  Exhibits

       (a)      Certificate of Incorporation of the Company.

       (b)      Bylaws of the Company.

       (c)      Form of Dividend Reinvestment and Cash Purchase Plan.

       (g) Form of Investment Advisory Agreement between the Company and the Investment Adviser.

       (h) Form of Principal Underwriter Agreement with Soliciting Dealer Agreement relating to the offering of the shares.*

       (i) Form of Escrow Agreement among the Registrant, RAS Securities Corp. and Merchants Bank of New York.*

       (l)      Opinion of Vinson & Elkins L.L.P.*

       (m) (1)  Consent of Vinson & Elkins L.L.P. (contained in Exhibit (l)).*

       (m) (2)  Consent of KPMG Peat Marwick LLP.

       (n)      Form of Indemnification Agreement for directors and officers.

* To be filed by amendment

ITEM 25.         MARKETING ARRANGEMENTS

         The Company will enter into an agreement with an investment banking firm (the "Principal Underwriter") for the organization and management of a syndication of Broker/Dealers to serve as selling agents for the Company. The Company and the Principal Underwriter will agree that, during the period of the offering and for six months following the termination of the offering, all trading in the securities of the Company shall be suspended.

ITEM 26.         OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities covered by this Registration Statement.

      Securities and Exchange Commission                                   $ 18,242
      National Association of Security Dealers, Inc.                           *
                                                                           --------
      Printing Expenses                                                        *
                                                                           --------
      Legal fees and expenses                                                  *
                                                                           --------
      Accounting fees and expenses                                             *
                                                                           --------
      Miscellaneous                                                            *
                                                                           --------
                      Total                                                $   *
                                                                           --------

 * To be furnished by amendment.

ITEM 27.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         The outstanding capital stock of Sherry Lane Growth Fund, Inc., a Delaware corporation (the "Registrant"), is owned by Barry M. Davis, Philip A. Tuttle, Elmer C. Wilkening and certain relatives of Barry M. Davis. The investment adviser for the Registrant is Sherry Lane Capital Advisors, Inc., a Texas corporation, a majority of the outstanding capital stock of which is owned by Barry M. Davis, Philip A. Tuttle and Elmer C. Wilkening. Barry M. Davis, Philip A. Tuttle and Elmer C. Wilkening are general partners in Davis Venture Group, the general partner of Davis Venture Partners I, L.P., a Delaware limited partnership, and are also general partners in Davis Venture Group II, L.P., a Delaware limited partnership, which is the general partner of Davis Venture Partners II, L.P. Sherry Lane Capital Advisors, Inc. serves as administrator and adviser to the Registrant in accordance with the Advisory Agreement described in the Prospectus contained herein and filed as an exhibit to this Registration Statement. James A. O'Donnell, David L. Daniel and Terry
K. Dorsey serve as the independent directors of the Registrant. See "Management" in the Prospectus contained herein.

ITEM 28.         NUMBER OF HOLDERS OF SECURITIES

                Title of Class                    Number of Record Holders
                --------------                    ------------------------
                 Common Stock                               1

ITEM 29.         INDEMNIFICATION

         Article VI of the Bylaws of the Company provides that the Company shall indemnify its officers and directors to the maximum extent allowed by the Delaware General Corporation Law. Pursuant to Section 145 of the Delaware General Corporation Law, the Company generally has the power to indemnify its present and former directors and officers against expenses and liabilities incurred by them in connection with any suit to which they are, or are threatened to be made, party by reason of their serving in those positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action, so long as they had no reasonable cause to believe their conduct was unlawful. With respect to suits by or in the right of the Company, however, indemnification is generally limited to attorneys' fees and other expenses and is not available if the person is adjudged to be liable to the Company, unless the court determines that indemnification is appropriate. The statute expressly provides that the power to indemnify authorized thereby is not exclusive of any rights granted under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Company also has the power to purchase and maintain insurance for its directors and officers.

         The preceding discussion of the Company's Bylaws and Section 145 of the Delaware General Corporation Law is not intended to be exhaustive and is qualified in its entirety by the Company's Bylaws and Section 145 of the Delaware General Corporation Law.

         The Company intends to enter into indemnity agreements with the Company's directors and officers. Pursuant to such agreements, the Company will, to the extent permitted by applicable law, indemnify such persons against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact they were directors or officers of the Company or assumed certain responsibilities at the direction of the Company.

         The form of Principal Underwriter Agreement included herein as Exhibit
(a) provides for indemnification of the Company, the Principal Underwriter, and certain controlling persons under certain circumstances, including indemnification for liabilities under the Securities Act of 1933, as amended (the "Securities Act").

ITEM 30.         BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Barry M. Davis, Philip A. Tuttle and Elmer C. Wilkening, respectively, own 27%, 27% and 9.5% of the outstanding capital stock of Sherry Lane Capital Advisors, Inc. The remainder of the outstanding capital stock of Sherry Lane Capital Advisors, Inc. is owned by certain relatives of Barry M. Davis.

         Barry M. Davis is Chairman of the Board and Chief Executive Officer of Sherry Lane Capital Advisors, Inc. Since 1975 he has served as President and Chief Executive Officer and a director of Alliance Business Investment Company, a privately owned small business investment company organized in 1959 which has made venture capital investments similar to the investments to be made by the Company. Since 1986 Mr. Davis has also been the managing general partner in Davis Venture Group, which is the general partner of Davis Venture Partners, L.P. ("Davis Venture Partners I"), a Delaware limited partnership formed in 1986 to make venture capital investments similar to the investments to be made by the Company. Mr. Davis is also the managing general partner of Davis Venture Group II, L.P., a Delaware limited partnership which is the general partner of Davis Venture Partners II, L.P. ("Davis Venture Partners II"), a Delaware limited partnership formed in October 1995 to make venture capital investments similar to the investments to be made by the Company. In addition to his roles with the entities described above, Mr. Davis is a partner in the Davis Companies energy/natural resource group with primary activities in the southwest. Mr. Davis has served on the board of directors of four portfolio companies in which Davis Venture Partners I has invested: Coleman Natural Products, Inc.; LMS Holding Company; Numar Corporation; and Wallace and Tiernan Group Inc. Mr. Davis has over 25 years of experience in making venture capital investments and currently serves on the board of directors of the National Venture Capital Association. In 1980, Mr. Davis was elected Chairman of the Board of Governors of the National Association of Small Business Investment Companies, a venture capital industry trade association, and he has served as president of the organization's Southwest Regional Association. In 1975, he received the National Achievement Award in the venture capital industry for his efforts in founding the Venture Capital Management Institute, the formal training program for a significant portion of the venture capital managers in the United States. In addition, Mr. Davis lectures at public forums and universities about venture capital and strategies for emerging growth companies and was a founder of the Oklahoma Private Enterprise Forum. He has served on numerous boards of civic organizations and is past Chairman of the Board of Hillcrest Healthcare Corporation as well as a current trustee of the University of Tulsa. He is a graduate of the University of Oklahoma with a B.B.A. degree in corporate finance.

         Philip A. Tuttle is President of Sherry Lane Capital Advisors, Inc. From August 1987 to June 1989, Mr. Tuttle was Chief Executive Officer of OMNA Corporation, a home healthcare provider. From 1982 to August 1987 Mr. Tuttle served as the President of Allied Bancshares Capital Corporation, a federally licensed small business investment company which grew from $5 million to $40 million in capital during his tenure. He has since June 1989, been a general partner of Davis Venture Group, the general partner of Davis Venture Partners I, a private investment partnership which raised $32 million from institutional investors to invest primarily in business located in the southwestern and south central United States. He is also a general partner in Davis Venture Group II, L.P. the general partner of Davis Venture Partners II. Mr. Tuttle has served on the board of directors of four portfolio companies in which Davis Venture Partners I has invested: Drypers Holding Corp., Quality Tubing, Inc., Taylor Medical, Inc. and WCC Holding Corp. Mr. Tuttle currently serves on the board of directors of Medical Innovations, Inc., a publicly traded company listed on NASDAQ that provides home intravenous therapies, specialized home nursing care and other outpatient health care services, the board of directors of Zydeco Energy, Inc., a publicly traded company listed on NASDAQ engaged in acquiring oil and gas leases, drilling and producing reserves utilizing focused geologic concepts and advanced 3D seismic and computer aided exploration technology, and the board of directors of Drypers Holding Corp., a publicly traded company listed on NASDAQ that manufactures and distributes disposable diapers. Mr. Tuttle is a founder and was formerly a President of the Houston Venture Capital Association and was President and is currently a Director of The Houston Chapter of the Association for Corporate Growth. He has served as Chairman of the Accounting Council at Rice University-Jones Graduate School of Administration and as a member of the Board of Governors of the National Association of Small Business Investment Companies. He currently serves as a member of the Board of Trustees of Child Advocates Endowment, Inc. Mr. Tuttle earned a B.A. degree from Rice University and an M.B.A. degree from Northwestern University. He is a certified Public Accountant and Fellow of the Institute of Directors, London, England.

         Elmer C. Wilkening is Vice President, Secretary and Treasurer of Sherry Lane Capital Advisors, Inc. Since 1959 he has been Secretary-Treasurer and a director of Alliance Business Investment Company. In 1986 he became a general partner in Davis Venture Group, the general partner of Davis Venture Partners I. He is also a general partner in Davis Venture Group II, L.P., the general partner of Davis Venture Partners II. He has served as a director of two portfolio companies of Davis Venture Partners I: Photometrics, Ltd. and LMS Holding Company. Mr. Wilkening holds a B.S. degree in accounting from the University of Illinois and is a Certified Public Accountant.

ITEM 31.         LOCATION OF ACCOUNTS AND RECORDS

         The books of account, securities and other documents and records of the Registrant are maintained by the Investment Adviser at its offices at 320 South Boston, Suite 1000, Tulsa, Oklahoma 74103-3703.

ITEM 32.         MANAGEMENT SERVICES

         None other than as described in the prospectus contained herein (the "Prospectus").

ITEM 33.         UNDERTAKINGS

         The Company undertakes to suspend the offering of its shares of Common Stock until it amends the Prospectus if (i) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         The Company undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Company proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act.

         The Company undertakes:

         (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by section 10(a)(3) of the Securities Act, (ii) to reflect in the Prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) that, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         (b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (c) to remove from registration by means of a post-effective amendment any of the securities that remain unsold at the termination of the offering.

         The Company undertakes that, for purposes of determining any liability under the Securities Act:

         (a) the information omitted from the Prospectus in reliance upon Rule 430A of the Securities Act and contained in the form of Prospectus filed by the Company pursuant to Rule 497(h) under the 1933 Securities Act, shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

         (b) each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered hereby and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1996.

                                          SHERRY LANE GROWTH FUND, INC.
                                          By:  /s/ Philip A. Tuttle
                                               -------------------------------
                                                   Philip A. Tuttle, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature to this Registration Statement appears below hereby appoints Philip A. Tuttle as his attorney-in-fact to sign on his behalf, individually and in the capacities stated below, and to file any and all amendments and post-effective amendments to this Registration Statement, which amendment or amendments may make such changes and additions as such attorney-in-fact may deem necessary or appropriate.

              Signature                                 Title                                Date
              ---------                                 -----                                ----
       /s/ Barry M. Davis             Chairman of the Board, Chief Executive           January 8, 1996
 ----------------------------------   Officer and Director (principal
           Barry M. Davis             executive officer)


     /s/ Elmer C. Wilkening           Vice President, Secretary and Treasurer          January 8, 1996
 ----------------------------------   (principal financial and accounting
         Elmer C. Wilkening           officer)


       /s/ James A. O'Donnell                         Director                         January 8, 1996
 ----------------------------------
           James A. O'Donnell


        /s/ Philip A. Tuttle                          Director                         January 8, 1996
 ----------------------------------
            Philip A. Tuttle


         /s/ Terry K. Dorsey                          Director                         January 8, 1996
 ----------------------------------
             Terry K. Dorsey


         /s/ David L. Daniel                          Director                         January 8, 1996
 ----------------------------------
             David L. Daniel